EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Steven Malone, the President, Chief Executive Officer and Chief Financial Officer of FindEx.com, Inc., certifies, to his knowledge, that:

(1)
The Quarterly Report on Form 10-Q for the period ending June 30, 2010 of FindEx.com, Inc. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FindEx.com, Inc.

Dated: August 23, 2010

By:	/s/ Steven Malone
Steven Malone
President
Chief Executive Officer (Principal Executive Officer)
Chief Financial Officer (Principal Accounting Officer)